UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2010
ASTA FUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26906	22-3388607

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey	07632

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-567-5648
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On October 26, 2010, Palisades Acquisition XVI, LLC (“Palisades XVI”), a subsidiary of Asta Funding, Inc. (the “Company,” “we” or “us”) entered into the Fifth Amendment to the Receivables Financing Agreement (the “Fifth Amendment”) with Palisades Collection, L.L.C. (the “Servicer”), Fairway Finance Company, LLC (the “Lender”), BMO Capital Markets Corp., as administrator and as collateral agent (“BMO CM”), and the Bank of Montreal, as liquidity agent (the “Liquidity Agent”). The Fifth Amendment amends certain terms of the Receivables Financing Agreement, dated as of March 2, 2007, by and among Palisades XVI, the Servicer, the Lender, BMO CM and the Liquidity Agent (as amended, the “Receivables Financing Agreement”). The effective date of the Fifth Amendment is October 14, 2010. The Fifth Amendment (i) extends the expiration date of the Receivables Financing Agreement to April 30, 2014, (ii) reduces the minimum monthly total payment to $750,000, (iii) accelerates the Company’s guarantee credit enhancement of $8,700,000, which was paid upon execution of the Fifth Amendment, (iv) eliminates the Company’s guarantee of repayment of the loans outstanding by Palisades XVI, and (v) revises the definition of “Borrowing Base Deficit”, as defined in the Receivables Financing Agreement, to mean the excess, if any, of 105% of the loans outstanding over the borrowing base.
In connection with the Fifth Amendment, on October 26, 2010, we entered into the Omnibus Termination Agreement (the “Termination Agreement”) with Palisades XVI, BMO CM, and each guarantor set forth therein. The Termination Agreement provides that, upon payment of $8,700,000 to the Lender and execution of the Fifth Amendment, the following agreements, which were entered into by the Company and certain of its affiliated entities in connection with the guaranty of the outstanding loans under the Receivables Financing Agreement, were terminated: (i) the Subordinated Limited Recourse Guaranty Agreement, dated February 20, 2009, among us, our subsidiaries, and BMO CM; (ii) the Subordinated Guarantor Security Agreement, dated February 20, 2009, among us, our subsidiaries and BMO CM; (iii) the Limited Recourse Guaranty Agreement, dated as of February 20, 2009, among us, our subsidiaries and BMO CM; and (iv) the Intercreditor Agreement, dated as of February 20, 2009, between us and BMO CM. The Termination Agreement is effective as of October 14, 2010.
The descriptions of the Fifth Amendment and the Termination Agreement set forth above are qualified in their entirety by reference to copies of such agreements filed as exhibits to this report and incorporated herein by this reference. Any capitalized terms used in this report but not otherwise defined shall have the meanings set forth in the Fifth Amendment and the Termination Agreement, as applicable.
Item 1.02. Termination of a Material Definitive Agreement.
The information set forth above in Item 1.01 of this current report on Form 8-K regarding the Fifth Amendment and Termination Agreement is hereby incorporated into this Item 1.02 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 1.01 of this current report on Form 8-K regarding the Fifth Amendment and Termination Agreement is hereby incorporated into this Item 2.03 by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit
No.	Description
10.1
Fifth Amendment to the Receivables Financing Agreement, by and among Palisades Acquisition XVI, LLC, Palisades Collection, L.L.C., Fairway Finance Company, LLC, BMO Capital Markets Corp., as administrator and as collateral agent, and the Bank of Montreal, as liquidity agent.

10.2	Omnibus Termination Agreement, by and among Palisades Acquisition XVI, LLC, BMO Capital Markets Corp., as collateral agent, Asta Group, Incorporated, and each guarantor set forth therein.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTA FUNDING, INC.

Date: November 1, 2010

By:	/s/ Robert J. Michel

Robert J. Michel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Amendment to the Receivables Financing Agreement
10.2	Omnibus Termination Agreement

4